MODIFICATION AGREEMENT

     MODIFICATION made this 13th day of November, 1992 between HOLT CARGO SYSTEMS, INC. ("Borrower") and BANK LEUMI LE-ISRAEL B.M. ("Bank").

                                   BACKGROUND

     A. Pursuant to a Loan and Security Agreement between Borrower and Bank dated August 8, 1989 (together with the Consolidating Amendment referred to in Paragraph B below, the "Loan Agreement"), Bank extended to Borrower (i) a $1,000,000 line of credit ("Cash Line"), (ii) a $1,500,000 time loan ("Time Loan") and (iii) a $1,000,000 term loan ("Term Loan").

     B. Pursuant to a Consolidating Amendment to Loan and Security Agreements dated December 20, 1989 between Borrower and Bank, Bank (i) extended a $3,500,000 term loan secured by certain real estate in Gloucester City, New Jersey ("Real Estate Loan"), (ii) issued a $500,000 standby letter of credit to Chemical Bank, N.A. to back up Chemical Bank, N.A.'s letter of credit previously issued for the benefit of National Union Fire Insurance Company with regard to payment of insurance premiums ("Back up Letter of Credit") and (iii) increased the maximum amount available under the Cash Line to $2,000,000.

     C. Pursuant to an Application and Agreement for Irrevocable Standby Letter of Credit dated January 22, 1990, Bank issued its $500,000 standby letter of credit for the account of Holt Hauling and Warehousing System, Inc. ("Holt Hauling") and for the benefit of National Union Fire Insurance Company)

("Initial Letter of Credit") which Initial Letter of Credit replaced the Back up Letter of Credit.


     D. Pursuant to an Application and Agreement for Irrevocable Standby Letter of Credit dated June 10, 1991, Bank issued an additional $500,000 letter of credit for the account of Holt Hauling and for the benefit of National Union Fire Insurance Company ("Second Letter of Credit").

     E. Borrower has now requested that (i) Bank increase the maximum amount available under the Cash Line to $3,500,000 and in connection therewith retire the Time Loan and (ii) modify certain of the covenants and conditions contained in the Loan Agreement, all of which Bank has agreed to do, all as more fully set forth herein.

     F. All capitalized terms used but not defined herein shall have the remaining given to such terms in the Loan Agreement.

                                   AGREEMENTS

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follow:

     1. Amendments to Loan Agreement. Effective as of the date of this
Modification:

          (a) The definition of the following terms contained in Article I of the Loan Agreement shall be amended and restated as follows:

          "'Cash Note' means BORROWER'S promissory note in favor of BANK evidencing BORROWER'S payment obligations under this Agreement with respect to the Cash Line, together with all amendments, substitutions and replacements thereof."

          "'Corporate Guarantors' means Broadway Equipment Leasing Corp., Refrigerated Distribution Center, Inc. Oregon Avenue Enterprises, Inc., Pattison Avenue Warehousing Corp., Holt Hauling and Warehousing System, Inc., Triple Seven Ice, Inc., Holt Cargo Systems of California, The Riverfront Development Corporation, 777 Pattison Avenue, Inc., Holt Warehousing Company, Marine Information Technology, Inc., B.H. Sobelman & Co., Inc. T&L Leasing Corp., CRT, Inc., Refrigerated Enterprises, Inc. and Dockside International Fish Co., Inc."

          "'Guaranty' means the Surety Agreements of the Guarantors (including without limitation all guaranties and surety agreements executed by Broadway Equipment Leasing Corp. pursuant to the Princeton Agreement) and all amendments, replacements and substitutions of the same."

          "'Indebtedness' means all amounts due from BORROWER to BANK pursuant to Article II hereof and all amounts due from Holt Hauling to Bank in connection with the Initial Letter of Credit and/or the Second Letter of Credit and otherwise, in all cases, arising out of or in connection with this Agreement, the Applications or any other Loan Document."

          "'Loan' means the aggregate of the Cash Line, the Term Loan, the Initial Letter of Credit, the Real Estate Loan and the Second Letter of Credit."

          "'Maximum Cash Line' means the maximum aggregate principal amount which BANK shall make available to BORROWER at any time from the Closing Date until the Termination Date, which amount shall not exceed $3,500,000."

          "'Termination Date' means May 31, 1993 or such later date to which the same may be extended from time to time in the exercise of BANK'S discretion."

          (b) The following definitions shall be added to Article I of the Loan
Agreement:

          "'Applications' means those certain Applications and Agreements for Irrevocable Standby Letter of Credit dated January 22, 1990 and June 10, 1991 from Holt Hauling to Bank relating to the Initial Letter of Credit and the Second Letter of Credit."

          "'Combined' means the combination of the accounts of BORROWER and Corporate Guarantors in accordance with generally accepted accounting principles consistently applied, including principles of combination, applied in a manner consistent with the application of such principles in the preparation of the audited financial statements mentioned in
          Section 5.1.4 hereof."

          "'Holt Hauling' means Holt Hauling and Warehousing System, Inc."

          "'Initial Letter of Credit' means BANK'S $500,000 Letter of Credit No. S-736 dated January 22, 1990 issued for the benefit of National Union Insurance Company."

          "'Second Letter of Credit' means BANK'S $500,000 Letter of Credit No. S-754 dated June 10, 1991 issued for the benefit of National Union Insurance Company."

          (c) All definitions of and references to the "Time Loan" and the "Time Note" contained in the Loan Agreement are deleted in their entirety. All definitions of and references to the "Backup Letter of Credit" or "Letter of Credit" contained in the Loan Agreement shall be deemed to be references to the "Initial Letter of Credit."

          (d) Sections 3.1.1 and 3.1.2 of the Loan Agreement are hereby restated in their entirety as follows:

               "3.1.1 Security Interest in Financed Equipment. As security for the payment of the Term Note and as conditional security for (A) the payment of the Cash Note, (B) the payment of all obligations of Holt Hauling to BANK in connection with the Initial Letter of Credit and the Second Letter of Credit pursuant to the Applications, in connection with BORROWER'S surety thereof, or otherwise, and (C) the payment and discharge of all of the Indebtedness, BORROWER hereby grants to BANK (and confirms the prior grant to BANK of) a security interest in and to all of BORROWER'S Financed Equipment."

               "3.1.2. Cross Default Upon Event of Default. An Event of Default under the Cash Line, Term Loan, Real Estate Loan or under Holt Hauling's obligations to BANK in connection with the Initial Letter of Credit or the Second Letter of Credit shall be deemed an Event of Default under the Loan and entitle BANK to the remedies set forth in
          Article VIII herein."

          (e) Section 6.1.12 of the Loan Agreement is deleted in its entirety and the following substituted in its place:

               "6.1.12. On a Combined basis and as determined in accordance with generally accepted accounting principles consistently applied:

               "6.1.12.1. Maintain a ratio of Debt to Tangible Net Worth of not more than the following amounts at the following times:

          June 30, 1992 and as of each fiscal quarter thereafter including
          September 30, 1993 ......................................... 3.0 to 1.

          December 31, 1993 and as of each fiscal year thereafter.....2.75 to 1.

               6.1.12.2. Maintain Tangible Net Worth of not less than the following amounts at the following times:

          June 30, 1992 and as of each fiscal quarter thereafter
          including September 30, 1992.............................. $33,500,000

          December 31, 1992 and as of each fiscal quarter thereafter including September 30, 1993.............................. $37,500,000

          December 31, 1993 and as of each fiscal quarter thereafter $39,500,000

               "6.1.12.3. Maintain a ratio of net income before interest and taxes to interest charges for the then current and three prior fiscal quarters of not less than the following amount at the following times:

          June 30, 1992 and as of each fiscal quarter thereafter including
          September 30, 1992.......................................... 1.35 to 1

          December 31, 1992 and as of each fiscal quarter thereafter including
          September 30, 1993........................................... 1.4 to 1

          December 31, 1993 and as of each fiscal quarter thereafter... 1.5 to 1

               "6.1.12.4. Maintain a ratio of current assets to current liabilities of not less than 1.0 to 1 at December 31, 1992 and as of each fiscal quarter thereafter.

               "6.1.12.5. Maintain a ratio of (A) net income after taxes plus depreciation to (B) current maturities of long term debt (excluding the outstanding principal balance of amounts due to Meridian Bank under that certain Revolving Credit Agreement dated June 16, 1992 between BORROWER and Meridian Bank) for the immediately prior fiscal year plus current maturities of Capital Lease obligations for the immediately prior fiscal year, plus capital expenditures for the fiscal year, less, in each case, balloon payments classified as current liabilities, of not less than .90 to 1 at December 31, 1992 and as of each December 31 thereafter."

          (f) A new Section 6.1.16 is added to the Loan Agreement and shall read as follows:

               "6.1.16. Notify BANK immediately upon the creation and/or acquisition of any new affiliate of BORROWER or any Corporate Guarantor."

          (g) Section 8.2 of the Loan Agreement is deleted in its entirety and the following substituted in its place:

               "8.2. Cross Default. Any Event of Default hereunder whether under the Cash Line, Term Loan, Real Estate Loan or arising under Holt Hauling's obligations to BANK in connection with the Initial Letter of Credit or the Second Letter of Credit, shall entitle BANK to the remedies provided in this Article VIII."

     2. Conditions Precedent. The obligation of Bank to effect the modifications contained in this Modification is subject to the conditions precedent that Bank shall have received all of the following documents, each of which shall be in form and substance satisfactory to Bank:

        (a) Copies of resolutions of the boards of directors of Borrower and Corporate Guarantors authorizing the execution, delivery and performance of this Modification and all other documents and instruments required hereby (including without limitation as to Borrower, the Replacement Note (as defined below) and, as to Borrower and Corporate Guarantors, the Surety Agreements referred to in paragraph 2(c) below), certified by the secretary or an assistant secretary of Borrower and Corporate Guarantors (as the case may be).

        (b) A written certificate of the secretary or an assistant secretary of Borrower and Corporate Guarantors as to the names and true signatures of the officers of Borrower and Corporate Guarantors, as the case may be, authorized to sign this Modification and all other documents and instruments required hereby.

        (c) Agreements (i) by which Pattison Avenue Warehousing Corp., Triple Seven Ice, Inc. 777 Pattison Avenue, Inc., Refrigerated Enterprises, Inc., and Dockside International Fish Co, Inc., ("New Guarantors") become surety for all liabilities of Borrower to Bank, (ii) from the remaining Corporate Guarantors, which replacement Surety Agreements shall supercede and replace (but not extinguish such Corporate Guarantors' liability under or act as a novation of) the existing Surety Agreements, as amended, all of which shall be the Surety Agreements referred to in the Loan Agreement for all purposes, and (iii) by which Borrower and Guarantors become surety for all liabilities of Holt Hauling to Bank in connection with the Initial Letter of Credit and Second Letter of Credit.

        (d) Certified copies of the Articles of Incorporation and By-laws of New Guarantors together with evidence that the Articles of Incorporation and By-laws of Borrower and the remaining Corporate Guarantors have not been modified or amended (or if so, the nature and extent thereof) since August 8, 1989 and are in full force and effect.

        (e) Good standing certificates (dated not more than 15 days prior to the date hereof) for Borrower and Corporate Guarantors.

        (f) A favorable opinion of counsel to Borrower and Corporate Guarantors as to the matters mentioned in Paragraphs 4(a), (b) and (c) herein.

        (g) Promissory Note from Borrower to Bank dated the date of this Modification, in the principal amount of $3,500,000 ("Replacement Note"), which Replacement Note shall supercede and replace (but not extinguish Borrower's liability under or act as a novation of) Borrower's August 8, 1989 Cash Note, as amended and shall be the "Cash Note" referred to in the Loan Agreement for all purposes.

        (h) Agreements pursuant to which the 1984 Mortgage and the 1989 Mortgage are modified so as to secure, inter alia, all of Borrower's obligations to Bank in connection with the Replacement Note, the Real Estate Note and all of Borrower's obligations to Bank in connection with the Initial Letter of Credit and the Second Letter of Credit.

        (i) Bringdown and endorsement (to be issued at Borrower's sole cost and expense) to Mortgagee Title Policy No. 31-0041-02-006389 issued by Chicago Title Insurance Company insuring the Mortgages, as modified, free and clear of all liens and encumbrances except as may appear in the original policy and as may otherwise be expressly agreed to by Bank in writing.

        (j) Updated Appraisal of the property covered by the 1984 Mortgage and the 1989 Mortgage prepared by an appraiser and on terms satisfactory to Bank showing an appraised value in an amount satisfactory to Bank.

        (k) Such other documents or instruments as Bank may have requested under the terms of this Modification or otherwise.

     3. Representations and Warranties. In order to induce Bank to enter into this Modification, Borrower represents and warrants to Bank as follows:

        (a) The execution, delivery and performance by Borrower and Corporate Guarantors of this Modification and any other documents and instruments required by Bank for the implementation of this Modification (including without limitation the Replacement Note and Surety Agreements) have been duly authorized by all necessary corporate action and do not and will not violate any provision of law or of the charter or by-laws of Borrower or any Corporate Guarantor or any agreement, trust or other indenture or instrument to which Borrower or any Guarantor is a party, or by which any of their properties may be bound or affected.

        (b) This Modification constitutes and the other documents and instruments required hereby when executed and delivered will constitute the legal, valid and binding obligations of Borrower and Guarantors, enforceable in accordance with their terms.

        (c) No authorization, consent, approval, license, exemption or any other action by and no registration, qualification or filing with any governmental agency or authority is or will be necessary in connection with the execution, delivery and performance of this Modification or the other documents and instruments required hereby by Borrower or Guarantors.

        (d) The Combined balance sheet and profit and loss and surplus statements of Borrower and Corporate Guarantors as of December 31, 1991, certified by Fishbein & Company, copies of which have been furnished to Bank, are complete and correct, show all material liabilities, direct and contingent, and present fairly the financial position, the results of operations and charges in Combined financial position of Borrower and Corporate Guarantors at such date and for the period ended on such date, all in accordance with generally accepted accounting principals consistently applied. Since December 31, 1991, there has been no material adverse change in such financial position or such results of operations.

        (e) On and as of the date of this Modification, there has occurred no Event of Default and no event which with notice or lapse of time or both would, if unremedied, be an Event of Default.

        (f) The representations and warranties made by Borrower to Bank in the Loan Agreement are true and correct as though made on and as of the date of this Modification.

        (g) The Loan Agreement is in full force and effect and Borrower has no defense, set-off or counterclaim to its performance thereunder.

     4. Miscellaneous.

        (a) This Modification shall be deemed, to the extent inconsistent therewith, a modification of the Loan Agreement and all other instruments and documents executed by Borrower in connection with the Loan Agreement (the "Collateral Documents"). Subject to the foregoing, the terms and conditions of the Loan Agreement and the Collateral Documents are ratified and confirmed, shall remain in full force and effect and Borrower acknowledges and agrees that the same shall secure all of Borrower's liabilities to Bank under the Loan Agreement.

        (b) This Modification shall be governed by and construed in accordance with the law of the Commonwealth of Pennsylvania.

        (c) Borrower shall pay on demand all costs and expenses of Bank in connection with the preparation, execution, delivery, administration and enforcement of this Modification and the other documents and instruments required hereby (including the fees and out of pocket costs of counsel with respect thereto). The agreement set forth in this paragraph 4(c) shall survive the repayment of the Indebtedness and the cancellation or expiration of the Initial Letter of Credit and Second Letter of Credit.

        (d) Paragraph headings used in this Modification are for convenience only and shall not affect the construction of this Modification.

     IN WITNESS WHEREOF, the parties hereto have executed this Modification as of the date written above.


Attest:                                     HOLT CARGO SYSTEMS, INC.

/s/ John A. Evans                           By: /s/ Bernard Gelman
-----------------------------                   -------------------------------
          (Seal)                                Vice President


                                            BANK LEUMI LE-ISRAEL B.M.

                                            By: /s/ Illegible
                                                -------------------------------
                                                Vice President

                              CONSENT AND JOINDER

     Each of the undersigned, surety for all obligations of Borrower to Bank pursuant to its Surety Agreement dated of even date herewith and August 8, 1989 as amended and replaced of even date herewith (as the case may be), hereby consents to the foregoing Modification and the other documents and instruments referred to therein and ratifies, affirms and agrees that its Surety Agreement shall continue in full force and effect. Each of the Corporate Guarantors agrees that the "Debtor Liabilities" referred to in its Surety Agreement shall mean and include without limitation Borrower's obligations to Bank in connection with the Indebtedness as modified by the foregoing Modification. Thomas J. Holt agrees that the "Debtor Liabilities" referred to in his Surety Agreement shall mean and include (i) the principal amounts advanced under the Cash Line, as modified by the foregoing Modification, and (ii) accrued interest payable thereon by Borrower; provided, however, Bank shall be limited in recourse against him for Debtor Liabilities to $4,000,000.

     In addition to the foregoing, in order to induce Bank to enter into the foregoing Modification, New Guarantors agree, represent and warrant, each as applicable to it, with the intent to be legally bound:

        1. All of the representations and warranties in the Loan Agreement applicable to it as a Corporate Guarantor are true and correct as if made by it.

        2. It shall comply fully with all covenants contained in the Loan Agreement applicable to it as a Corporate Guarantor as if it were a party to the Loan Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Consent and Joinder this 13th day of November, 1992

Witness:


/s/ John A. Evans                    By: /s/ Thomas J. Holt
-----------------------------            --------------------------------------
                                             Thomas J. Holt


Attest:                                  BROADWAY EQUIPMENT LEASING CORP.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                      (signatures continued on next page)

                   (signatures continued from previous page)


                                         REFRIGERATED DISTRIBUTION CENTER, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         OREGON AVENUE ENTERPRISES, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         HOLT HAULING AND WAREHOUSING CORP.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         PATTISON AVENUE WAREHOUSING CORP.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         TRIPLE SEVEN ICE, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         HOLT CARGO SYSTEMS OF CALIFORNIA

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         THE RIVERFRONT DEVELOPMENT CORPORATION

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         777 PATTISON AVENUE, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                      (signatures continued on next page)

                   (signatures continued from previous page)


                                         HOLT WAREHOUSING COMPANY

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         MARINE INFORMATION TECHNOLOGY, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         B.H. SOBELMAN & C0., INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         T. & L. LEASING CORP.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         CRT, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         REFRIGERATED ENTERPRISES, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President


                                         DOCKSIDE INTERNATIONAL FISH CO., INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
John A. Evans                                Vice President

STATE OF NEW JERSEY  :
                     :   SS
COUNTY OF CAMDEN     :

     On this 13th day of November, 1992, before me, a Notary Public, personally appeared Thomas J. Holt, who acknowledged himself to be the person who executed the foregoing Consent and Joinder dated November 13th, 1992, for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                         /s/ Stephen A. Genovese
                                                         -----------------------
                                                         Notary Public

                                                    STEPHEN A. GENOVESE
                                                NOTARY PUBLIC OF NEW JERSEY
                                             My Commission Expires May 31, 1995

               SECOND MODIFICATION OF LOAN AND SECURTTY AGREEMENT

     Modification made as of December 31, 1992 between HOLT CARGO SYSTEMS, INC. ("Holt Cargo"), ("Borrower") and BANK LEUMI LE-ISRAEL, B.M. ("Bank").

                                   BACKGROUND

     A. Borrower and Bank are party to a Loan and Security Agreement dated as of August 8, 1989 (as amended December 20, 1989 and November 13, 1992, the "Loan Agreement") pursuant to which Bank, inter alia, (i) extended a line of credit in favor of Borrower in the maximum amount of $3,500,000, (ii) issued letters of credit for the account of Borrower and Holt Hauling and Warehousing System, Inc. ("Holt Hauling"), and (iii) extended a term loan in the original principal amount of $3,500,000.

     B. Borrower and Bank now wish to further modify the Loan Agreement to amend certain covenants and conditions set forth in the Loan Agreement, all of which Bank has agreed to do on the terms and conditions set forth in this Modification.

     C. All capitalized terms used but not defined in this Modification shall have the meaning given to such terms in the Loan Agreement.

                                   AGREEMENTS

     Borrower and Bank, intending to be legally bound, agree as follows:

     1. Amendment to Loan Agreement. Effective as of the date of this Modification, for the purposes of measuring the covenants and ratios contained in Sections 6.1.12.1, 6.1.12.2, 6.1.12.3, 6.1.12.4 and 6.1.12.5 of the Loan
Agreement at the end of each fiscal quarter through and including March 31, 1993, all funds expended by Borrower and/or Holt Hauling in connection with its or their construction of a new refrigerated warehouse at the Gloucester Marine Terminal, Gloucester City, New Jersey, shall be excluded, as applicable.

     2. Conditions Precedent. The obligation of Bank to effect the modification contained in this Modification is subject to the condition precedent that Bank shall have received all of the following documents, each of which shall be in form and substance satisfactory to Bank:

        (a) Copy of October 27, 1992 Bond Resolution of the South Jersey Port Corporation relating to the issuance of bonds, a portion of the proceeds of which will be disbursed to Borrower and/or Holt Hauling in connection with its or their construction of a new refrigerated warehouse at the Gloucester Marine Terminal, Gloucester City, NJ.

        (b) Copies of resolutions of the boards of directors of Borrower and Holt Hauling authorizing the execution and delivery of this Modification and all other documents and instruments required hereby, certified by the secretary or an assistant secretary of Borrower or Holt Hauling, as the case may be.

        (c) A written certificate of the secretary or an assistant secretary of Borrower and Holt Hauling as to the names and true signatures of the officers of Borrower and Holt Hauling, as the case may be, authorized to sign this Modification and all other documents and instruments required hereby.

        (d) A favorable opinion of counsel to Borrower and Affiliates as to the matters mentioned in Paragraphs 3(a), (b) and (c) herein.

        (e) Such other documents or instruments as Bank may have requested under the terms of this Modification or otherwise.

     3. Representations and Warranties. In order to induce Bank to enter into this Modification, Borrower represents and warrants to Bank as follows:

        (a) The execution, delivery and performance by Borrower and Corporate Guarantors of this Modification and any other documents and instruments required by Bank for the implementation of this Modification have been duly authorized by all necessary corporate action and do not and will not violate any provision of law or of the charter or by-laws of Borrower or any Corporate Guarantor or any agreement, trust or other indenture or instrument to which Borrower or any Guarantor is a party, or by which any of its or their properties may be bound or affected; provided, however, that this representation does not apply to Broadway Equipment Leasing Corporation, Holt Cargo

Systems of California, Inc., Holt Warehousing Company, Marine Information Technology, Inc. or T&L Leasing Corp.

        (b) This Modification constitutes and the other documents and instruments required hereby when executed and delivered will constitute the legal, valid and binding obligations of Borrower and Guarantors, enforceable in accordance with their terms; provided, however, that this representation does not apply to Broadway Equipment Leasing Corporation, Holt Cargo Systems of California, Inc., Holt Warehousing Company, Marine Information Technology, Inc. or T&L Leasing Corp.

        (c) No authorization, consent, approval, license, exemption or any other action by and no registration, qualification or filing with any governmental agency or authority is or will be necessary in connection with the execution, delivery and performance of this Modification or the other documents and instruments required hereby.

        (d) The Combined balance sheet and profit and loss and surplus statements of Borrower and Corporate Guarantors as of December 31, 1991, certified by Fishbein & Company, and the Combined balance sheet and profit and loss and surplus statements of Borrower and Corporate Guarantors as of September 30, 1992, prepared by Borrower, copies of all of which have been furnished to Bank, are complete and correct, show all material liabilities, direct and contingent, and present fairly the financial position, the results of operations and charges in Combined financial position of Borrower and Corporate Guarantors at such dates and for the period ended on such dates, all in accordance with generally accepted accounting principals consistently applied. Since September 30, 1992, there has been no material adverse change in such financial position or such results of operations.

        (e) On and as of the date of this Modification, there has occurred no Event of Default and no event which with notice or lapse of time or both would, if unremedied, be an Event of Default.

        (f) Except with respect to the good standing of Broadway Equipment Leasing Corporation, Holt Cargo Systems of California, Inc., Holt Warehousing Company, Marine Information Technology, Inc., and T & L Leasing Corp., the representations and warranties made by Borrower to Bank in the Loan Agreement are true and correct as though made on and as of the date of this Modification.

        (g) The Loan Agreement is in full force and effect and Borrower has no defense, set-off or counterclaim to its performance thereunder.

     4. Miscellaneous.

        (a) This Modification shall be deemed, to the extent inconsistent therewith, a modification of the Loan Agreement and all other instruments and documents executed by Borrower in connection with the Loan Agreement (the "Collateral Documents"). Subject to the foregoing, the terms and conditions of the Loan Agreement and the Collateral Documents are ratified and confirmed, shall remain in full force and effect and Borrower acknowledges and agrees that the same shall secure all of Borrower's liabilities to Bank under the Loan Agreement.

        (b) This Modification shall be governed by and construed in accordance with the law of the Commonwealth of Pennsylvania.

        (c) Borrower shall pay on demand all costs and expenses of Bank in connection with the preparation, execution, delivery, administration and enforcement of this Modification and the other documents and instruments required hereby (including the fees and out of pocket costs of counsel with respect thereto). The agreement set forth in this paragraph 4(c) shall survive the repayment of the Loans and the cancellation or expiration of the Initial Letter of Credit and the Second Letter of Credit.

        (d) Paragraph headings used in this Modification are for convenience only and shall not affect the construction of this Modification.

     IN WITNESS WHEREOF, the parties hereto have executed this Modification as of the date written above.


Attest:                                  HOLT CARGO SYSTEMS, INC.

/s/ Illegible                            By: /s/ Bernard Gelman
-----------------------------                ----------------------------------
                                             Vice President


                                         BANK LEUM1 LE-ISRAEL B.M.

                                         By: /s/ Illegible
                                             -----------------------------
                                             Vice President

                                    CONSENT

     Each of the undersigned, surety for all obligations of Borrower to Bank pursuant to its Surety Agreement dated August 8, 1989 and November 13, 1992 hereby consents to the foregoing Modification and the other documents and instruments referred to therein and ratifies, affirms and agrees that its Surety Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Consent as of December 31, 1992.


Witness:

/s/ John A. Evans                        /s/ Thomas J. Holt
-----------------------------            ---------------------------------------
                                             Thomas J. Holt


Attest:
                                         HOLT HAULING AND WAREHOUSING
                                         SYSTEM, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Title


                                         BROADWAY EQUIPMENT LEASING CORP.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                                         REFRIGERATED DISTRIBUTION CENTER, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                      (signatures continued on next page)

                   (signatures continued from previous page)


                                         OREGON AVENUE ENTERPRISES, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                                         PATTISON AVENUE WAREHOUSING CORP.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                                         TRIPLE SEVEN ICE, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                                         HOLT CARGO SYSTEMS OF CALIFORNIA

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                                         RIVERFRONT DEVELOPMENT CORPORATION

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                                         777 PATTISON AVENUE, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                                         HOLT WAREHOUSING COMPANY

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                                         MARINE INFORMATION TECHNOLOGY, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                                         B.H. SOBELMAN & CO., INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                       (signatures continued on next page)

                   (signatures continued from previous page)


                                         T. & L. LEASING CORP.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                                         CRT, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                                         REFRIGERATED ENTERPRISES, INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President


                                         DOCKSIDE INTERNATIONAL FISH CO., INC.

/s/ John A. Evans                    By: /s/ Bernard Gelman
-----------------------------            --------------------------------------
                                             Vice President

STATE OF NEW JERSEY  :
                     :  SS
COUNTY OF CAMDEN     :


     On this 27 day of April, 1993, before me, a Notary Public, personally appeared Thomas J. Holt, who acknowledged himself to be the person who executed the foregoing Consent dated as of December 31, 1992, for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                         /s/ Stephen A. Genovese
                                         --------------------------------------
                                             Notary Public

                                                STEPHEN A. GENOVESE
                                            NOTARY PUBLIC OF NEW JERSEY
                                         My Commission Expires May 31, 1995

STATE OF NEW JERSEY  :
                     :  SS
COUNTY OF CAMDEN     :


     On this 27th day of April, 1993, before me, a Notary Public, personally appeared Bernard Gelman, who acknowledged himself to be the vice president of Holt Cargo Systems, Inc., Holt Hauling and Warehousing System, Inc., Broadway Equipment Leasing Corp., Refrigerated Distribution Center, Inc., Oregon Avenue Enterprises, Inc., Pattison Avenue Warehousing Corp., Triple Seven Ice, Inc., Holt Cargo Systems of California, Riverfront Development Corporation, 777 Pattison Avenue, Inc., Holt Warehousing Company, Marine Information Technology, Inc., B.H. Sobelman & Co., Inc., T. & L. Leasing Corp., CRT, Inc., Refrigerated Enterprises, Inc. and Dockside International Fish Co., Inc. corporations, and that he as such officer being authorized to do so, executed the foregoing document dated as of December 31, 1992 for the purposes therein contained by signing the name of the corporations by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                         /s/ Stephen A. Genovese
                                         --------------------------------------
                                             Notary Public

                                                STEPHEN A. GENOVESE
                                            NOTARY PUBLIC OF NEW JERSEY
                                         My Commission Expires May 31, 1995